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                                                                    EXHIBIT 23.3

                      Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated May 23, 1997, except as to Note 1, which is as of December 19, 1997, relating to the financial statements of Unifiber Corporation, which appears on page 3 of Coyote Sports, Inc.'s Current Report on Form 8-K/A Amendment No. 2 dated March 19, 1998.


PricewaterhouseCoopers, LLP


San Diego, California
November 18, 1998